UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2006

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	000-50856	04-3308180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue

Waltham, Massachusetts 02451

(Address of Principal Executive Offices) (Zip Code)

(781) 890-9989

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On October 26, 2006, NeuroMetrix, Inc. issued a press release announcing its financial results for the three and nine month periods ended September 30, 2006.  The full text of the press release and the related attachments are furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)            Exhibits.

Exhibit No.	Description
99.1	Press Release of NeuroMetrix, Inc. dated October 26, 2006, including attachments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Dated: October 26, 2006	By:	/s/ Shai N. Gozani, M.D., Ph.D.
Shai N. Gozani, M.D., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of NeuroMetrix, Inc. dated October 26, 2006, including attachments.